SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):          August 10, 2004

                     NORD PACIFIC LIMITED
(Exact name of Registrant as specified in its charter)

New Brunswick, Canada	000-19182	Not Applicable
(State or other	(Commission	(I.R.S. Employer
jurisdiction	File Number)	Identification No.)
of incorporation)

   2727 San Pedro, NE #116, Albuquerque, NM     87110
(Address of principal executive offices)              (Zip Code)

Registrant's telephone number:  (505) 872-2470

Total pages:    2

Item 5.  Other Events.

          As of August 10, 2004, Nord Pacific Limited will file its SEC reports on Form 20-F and Form 6-K, the forms permitted for "foreign private issuers."  Nord's quarterly report for the period ended June 30, 2004, will be filed on Form 6-K.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on as its behalf by the undersigned hereunto duly authorized.

          Nord Pacific Limited
(Registrant)

Date: August 16, 2004	By: /s/ Mark R. Welch Mark R. Welch President and Chief Executive Officer